UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): September 20, 2024
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 8 to Second Amended and Restated Master Repurchase Agreement with Bank of America, N.A.

On September 20, 2024, loanDepot.com, LLC (the “Company”), a Delaware limited liability company and an indirect subsidiary of loanDepot. Inc., as guarantor and pledgor, and loanDepot BA Warehouse, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of the Company (the “Seller”), as seller, entered into Amendment No. 8 (“Amendment No. 8”) to the Second Amended and Restated Master Repurchase Agreement, dated as of August 20, 2021 (as amended, restated, supplemented or otherwise modified from time to time), with Bank of America, N.A., a national banking association (“BANA”), as buyer, pursuant to which the Seller may sell to BANA, and later repurchase, participation interests in residential mortgage loans that were issued to the Seller by the Company. The primary purpose of Amendment No. 8 and certain ancillary agreements, effective September 23, 2024, are to (a) extend the expiration date to September 22, 2025, and (b) revise certain definitions related to the interest rate benchmark and make certain other compliance and administrative revisions.

The foregoing description of Amendment No. 8 is not complete and is qualified in its entirety by reference to the full text of Amendment No. 8, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference

Amendment No. 6 to Second Amended and Restated Mortgage Loan Purchase and Sale Agreement with Bank of America, N.A.

On September 20, 2024, the Company, as seller, entered into Amendment No. 6 (“Amendment No. 6”) to the Second Amended and Restated Master Mortgage Loan Purchase and Sale Agreement, dated as of February 2, 2022 (as amended, restated, supplemented or otherwise modified from time to time), with BANA, as purchaser, pursuant to which the Company may sell to, and later repurchase from, BANA the Company’s beneficial right, title and interest in and to certain designated pools of fully amortizing first lien residential mortgage loans eligible in the aggregate to back securities and the servicing rights related thereto in exchange for a participation certificate. The primary purposes of Amendment No. 6, effective September 23, 2024, are to (a) extend the expiration date to September 22, 2025, and (b) revise certain definitions related to the interest rate benchmark and make certain other compliance and administrative revisions.

The foregoing description of Amendment No. 6 is not complete and is qualified in its entirety by reference to the full text of Amendment No. 6, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1#
Amendment No. 8, dated September 20, 2024, by and among Bank of America, N.A., loanDepot BA Warehouse, LLC and loanDepot.com, LLC to the Second Amended and Restated Master Repurchase Agreement, dated as of August 20, 2021.

10.2#
Amendment No. 6, dated September 20, 2024, by and between Bank of America, N.A. and loanDepot.com, LLC to the Second Amended and Restated Mortgage Loan Purchase Agreement, dated as of February 2, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#    Confidential information has been omitted because it is both (i) not material and (ii) is the type of information that the Company treats as private or confidential pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ David Hayes
Name: David Hayes
Title: Chief Financial Officer

Date: September 24, 2024